UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2026

AMERICAN CLEAN RESOURCES GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-14319	84-0991764
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12567 West Cedar Drive, Suite 104, Lakewood, CO 80228-2039
(Address of principal executive offices)

1.720.458.1124

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.001 par value	ACRG	OTCPK

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

American Clean Resources Group, Inc. (the “Company”) announced today that its wholly-owned subsidiary, ACRG Energy Holdings, Inc., has entered into a joint venture with Phoenix New Era, LLC (“Phoenix”) to establish American Clean Energy, LLC, a Nevada limited liability company (“ACE”).

ACE was formed to support the development of energy infrastructure initiatives associated with the Company’s critical minerals processing strategy, including potential geothermal partnerships, LNG-based power solutions, and related energy infrastructure opportunities associated with the Company’s project sites and development activities.

At formation, ACRG Energy Holdings holds a controlling membership interest in ACE. Phoenix’s participation is structured as a performance-based earn-in over a three-year period, with vesting conditioned upon the achievement of defined operational, strategic, and business development milestones.

The Company believes the formation of ACE will support the advancement of its critical minerals processing platform and related infrastructure initiatives, including activities associated with the Company’s Millers, Nevada and Cross Caribou, Colorado projects.

Cautionary Statement Regarding Forward-Looking Statements

The statements in this Current Report on Form 8-K that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on current expectations, estimates, and projections regarding the Company’s business and proposed joint venture activities. Such statements involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance, and actual results may differ materially. The Company undertakes no obligation to update or revise any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.    None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CLEAN RESOURCES GROUP, INC.

Date: May 28, 2026	By:	/s/ Tawana Bain
Tawana Bain
Chief Executive Officer

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